- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------

Filed by the Registrant {x}

Filed by a Party other than the Registrant {x}

Check the appropriate box:

{ } Preliminary Proxy Statement

{ } Definitive Proxy Statement

{x} Definitive Additional Materials

{ } Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           ------------------------

                           BURLINGTON NORTHERN INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           BURLINGTON NORTHERN INC.

                 (NAME OF PERSON (S)  FILING PROXY STATEMENT)

                           ------------------------

Payment of Filing Fee (Check the appropriate box): (/1/)

{ } $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

{ } $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

{x} Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies: Santa Fe Pacific Corporation common stock, par value $1.00 per share.
   2) Aggregate number of securities to which transaction applies: 186,523,992, shares of Santa Fe Pacific Corporation common stock.
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $52 3/8(/2/)
   4) Proposed maximum aggregate value of transaction: $2,637,682,402(/2/)

(/1/) The filing fee previously was paid with the initial filing of the preliminary proxy materials on August 8, 1994.

(/2/) For purposes of calculating the filing fee only. Upon consummation of the Merger, each outstanding share of Santa Fe Pacific Corporation common stock, par value $1.00 per share, will be converted into the right to receive 0.27 shares of Burlington Northern Inc. common stock, no par value. The proposed maximum aggregate value of the transaction described in the preliminary proxy materials is equal to one-fiftieth of one percent of $2,637,682,402 (calculated based on the number of shares of Santa Fe Pacific Corporation common stock outstanding as of June 30, 1994, the average of the high and low reported prices of Burlington Northern Inc. common stock on August 5, 1994 and the exchange ratio of 0.27).

 {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:  ...........................
   (2) Form, Schedule or Registration Statement No.:  .....
   (3) Filing Party:  .....................................
   (4) Date Filed:  .......................................

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

BURLINGTON NORTHERN INC.
SECURITY ANALYST PRESENTATION

                                    [LOGO]

                                                                October 21, 1994

BNI DOES NOT AS A MATTER OF COURSE PUBLICLY DISCLOSE ITS EXPECTATIONS OF ITS FUTURE PERFORMANCE OR OF THE PERFORMANCE OF ANY PARTICULAR TRANSACTION IT MAY UNDERTAKE. THE ESTIMATES SUBMITTED TO THE ICC AND REFERRED TO HEREIN ARE BASED UPON A VARIETY OF ASSUMPTIONS INVOLVING JUDGMENTS WITH RESPECT TO, AMONG OTHER THINGS, FUTURE ECONOMIC, FINANCIAL, COMPETITIVE AND REGULATORY CONDITIONS, ALL OF WHICH ARE BEYOND THE CONTROL OF BNI. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE ESTIMATED RESULTS REFERRED TO HEREIN WILL BE ACHIEVED OR REALIZED, AND THE ACTUAL RESULTS OF THE MERGED ENTITY MAY VARY MATERIALLY FROM THE ESTIMATES INCLUDED HEREIN. FURTHERMORE, THERE CAN BE NO ASSURANCE THAT THE ESTIMATED RESULTS SET FORTH HEREIN WILL BE ACCEPTED BY THE ICC OR THAT THE ICC WILL NOT IMPOSE CONDITIONS ON THE OPERATION OF THE MERGED COMPANY THAT WILL AFFECT THE ABILITY OF THE MERGED COMPANY TO REALIZE THOSE RESULTS. IN LIGHT OF THE UNCERTAINTIES INHERENT IN ESTIMATES OF THIS TYPE, THE INCLUSION OF SUCH ESTIMATES HEREIN SHOULD NOT BE REGARDED AS A REPRESENTATION BY BNI OR ANY OTHER PERSON THAT SUCH RESULTS WILL BE ACHIEVED OR REALIZED. INVESTORS ARE ADVISED NOT TO PLACE UNDUE RELIANCE ON THESE ESTIMATES.

                                   CONTENTS

                                                                  PAGE
                                                                  ----

Finance

        Income Statements                                           1
        Earnings Per Share                                          2
        EPS Calculation                                             3
        Operating Expenses                                          4
        Balance Sheets                                              5
        Cash Flows                                                  6
        Debt-Equity Ratio                                           7

Business Groups

        Revenue by Business Segment                                 8
        Coal - Third Quarter                                        9
        Competitive Advantage of PRB Coal                          10
        Coal - Demand Outlook Positive                             11
        Intermodal - Third Quarter                                 12
        Intermodal - Base Business - Third Quarter                 13
        Agricultural Commodities - Third Quarter                   14
        Agricultural Commodities -BN Area Supplies                 15
        Agricultural Commodities - Outlook                         16
        Other Business Units - Third Quarter                    17-18
        Business Units Summary                                     19

Network Operations

        Coal Trains Loaded Per Day                                 20
        Coal Trains - Third Quarter 1994 Average Daily Loading     21
        Increasing Capacity By...                                  22
        Powder River Basin                                         23
        Hiring and Training                                        24
        SD70MAC Locomotive Delivery Plan                           25
        Merchandise and Intermodal                                 26
        Safety Improvements - Third Quarter                        27

Chairman & CEO

        BN & Santa Fe Networks                                     28
        Post-Merger Traffic Base                                   29
        Merger Benefits                                            30
        Summary of Financial Benefits                              31
        Benefits of Shareholders                                   32
        BN/SF Merger - Timing                                      33
        UP/CNW & Santa Fe Networks                                 34
        ICC Pro Forma Earnings                                     35

First Quarter Financial & Operating Results

        Report                                                  36-37
        Statements of Income                                       38
        Balance Sheets                                             39
        Revenues and Traffic Volume by Business Unit            40-41
        Operating Expenses                                      42-43
        Selected Statistics                                        44

Third Quarter 1993 Flood Impacts

        Revenues - Third Quarter                                     45
        Operating Expenses - Third Quarter                           46
        Revenue Ton Miles - Third Quarter                            47
        Units - Third Quarter                                        48

                                    FINANCE
                                 Dave Anderson



LOGO   BURLINGTON
       NORTHERN
       INC.

                               INCOME STATEMENTS
                                 Third Quarter
                                 ($ Millions)

                                                Adjusted*
                                  1994            1993              1993
                                 ------         ---------          ------
Revenues                         $1,249           $1,185           $1,141
Operating Costs                   1,020              985            1,020
                                 ------           ------           ------
Operating Income                    229              200              121
Interest Expense                     40               38               38
Other Income (Expense)               (1)               2                2
                                 ------           ------           ------
Income Before Taxes                 188              164               85
Income Tax Expense                   73               65               61
                                 ------           ------           ------
Net Income                       $  115           $   99           $   24
                                 ======           ======           ======


                   * Estimated Flood Impact and Deferred Tax Adjustment Excluded


LOGO   BURLINGTON
       NORTHERN
       INC.

                              EARNINGS PER SHARE
                                 Third Quarter
                                 ($ Millions)




                             [GRAPH APPEARS HERE]




LOGO   BURLINGTON
       NORTHERN
       INC.

                                EPS CALCULATION
                              Third Quarter 1994
                             (Millions Except EPS)


                                     Earnings Per      Primary        Fully
                                     Common Share        EPS       Diluted EPS
                                     ------------     ---------    -----------
Net Income                               $115            $115          $115
Preferred Dividends                        (5)             (5)
                                         ----            ----          ----
                                         $110            $110          $115
                                         ====            ====          ====

Average Common Shares Outstanding        89.2            89.2          89.2
Common Stock Equivalents (Options)                        1.0            .9
Assumed Converted Shares                                                7.4
                                         ----            ----          ----
                                         89.2            90.2          97.5
                                         ====            ====          ====

Earnings Per Share                      $1.23           $1.22         $1.18


LOGO   BURLINGTON
       NORTHERN
       INC.

                              OPERATING EXPENSES
                                 Third Quarter
                                 ($ Millions)


                                                     Adjusted*      Reported
                                        1994           1993           1993
                                       ------        ---------      --------
Compensation and Benefits              $  437          $  425        $  429

Fuel                                       95              81            83

Materials                                  70              69            73

Equipment Rents                            97              90           100

Purchased Services                        120             115           120

Depreciation                               91              90            89

Other                                     110             115           126
                                       ------          ------        ------
                                       $1,020          $  985        $1,020
                                       ======          ======        ======


                       * Estimated Flood Impact Excluded


LOGO   BURLINGTON
       NORTHERN
       INC.

                                BALANCE SHEETS
                                 ($ Millions)


                                           September 30,     June 30,
                                                1994           1994
                                           -------------     --------
Assets
- ------
     Current Assets                            $1,052         $1,036
     Property and Equipment - Net               6,203          6,074
     Other Assets                                 281            284
                                               ------         ------
       Total Assets                            $7,536         $7,394
                                               ======         ======

Liabilities and Stockholders' Equity
- ------------------------------------
     Current Liabilities
       Current Portion of Long-Term Debt
        Including CP                           $  103         $  240
       Other                                    1,445          1,300
                                               ------         ------
         Total Current Liabilities              1,548          1,540
     Long-Term Debt                             1,688          1,694
     Other Liabilities                          2,184          2,130
     Stockholders' Equity                       2,116          2,030
                                               ------         ------
       Total Liabilities and Stockholders'
        Equity                                 $7,536         $7,394
                                               ======         ======


LOGO   BURLINGTON
       NORTHERN
       INC.

                                  CASH FLOWS
                              Third Quarter 1994
                                 ($ Millions)


Cash - Beginning of Quarter
Cash from Operations:                                         $ 18
     Net Income                                  $115
     Depreciation                                  91
     Deferred Income Taxes                         23
     Working Capital and Other Changes            161         (390)
                                                 -----
Capital Expenditures                                          (219)
Other Investing Activities                                       4
Financing Activities:
     Decrease in Commercial Paper                (134)
     Payments on Long-Term Debt-Net               (10)
     Dividends Paid                               (32)        (176)
                                                 -----        -----
Cash - End of Quarter                                         $ 17
                                                              =====


LOGO   BURLINGTON
       NORTHERN
       INC.

                               DEBT-EQUITY RATIO
                                 ($ Millions)



                             [GRAPH APPEARS HERE]



LOGO   BURLINGTON
       NORTHERN
       INC.

                                BUSINESS GROUPS
                                Ron Rittenmeyer



LOGO   BURLINGTON
       NORTHERN
       INC.

                         REVENUES BY BUSINESS SEGMENT
                                 Third Quarter
                                 ($ Millions)



                             [GRAPH APPEARS HERE]



                                                           BN Freight  Total BN
                                                            Revenues   Revenues
                                                           ----------  --------
                                     Third Quarter 1994:     $1,295     $1,249
                                     Third Quarter 1993:*    $1,225     $1,185
                                     Percentage Change:       +5.7%      +5.4%

                                                    * Flood Adjusted


LOGO   BURLINGTON
       NORTHERN
       INC.

                                     COAL
                                 Third Quarter


                                           Revenues      RTMs        Units
                                          (Millions)  (Billions)  (Thousands)
                                          ----------  ----------  -----------
     [GRAPH APPEARS HERE]
                                 1994        $418         36.1         409
                                 1993*       $402         32.7         384
                                 % Change     +4%         +10%         +7%

                                                    * Flood Adjusted



               . PRB Economics and Clean Air Compliance Driving
                 Demand

               . Record Month in August

               . Double Track and AC Traction Locomotives



LOGO   BURLINGTON
       NORTHERN
       INC.

                            COMPETITVE ADVANTAGE OF
                                   PRB COAL



     Costs per Megawatt Hour          Delivered Price per Million BTU of Coal


       [GRAPH APPEARS HERE]                     [GRAPH APPEARS HERE]



LOGO   BURLINGTON
       NORTHERN
       INC.

                                     COAL
                            Demand Outlook Positive



                 . Powerful PRB Economics

                 . Illinois Coal Act Declared Unconstitutional

                 . Clean Air Compliance Driving Demand

                 . Utility Deregulation Favors Low Cost Generator



LOGO   BURLINGTON
       NORTHERN
       INC.

                                  INTERMODAL
                                 Third Quarter


                                           Revenues      RTMs        Units
                                          (Millions)  (Billions)  (Thousands)
                                          ----------  ----------  -----------
          [GRAPH APPEARS HERE]
                                 1994        $206          6.8         277
                                 1993*       $188          6.2         251
                                 % Change    +10%         +10%        +10%

                                                    * Flood Adjusted



                    . Texas Market Asset Redeployment
                    . Recapture of Evergreen Business - July 1, 1994 . LTL/Parcel Growth +30%
                    . September Price Increases



LOGO   BURLINGTON
       NORTHERN
       INC.

                           AGRICULTURAL COMMODITIES
                                 Third Quarter


                                           Revenues      RTMs        Units
                                          (Millions)  (Billions)  (Thousands)
                                          ----------  ----------  -----------
          [GRAPH APPEARS HERE]
                                 1994        $202          8.4         113
                                 1993*       $181          8.4          99
                                 % Change     12%           NC         14%

                                                    * Flood Adjusted



                    . Continued Strong Wheat Exports
                    . Increase Barley Volumes
                    . Pre-harvest Corn Movements


LOGO   BURLINGTON
       NORTHERN
       INC.

                           AGRICULTURAL COMMODITIES
                               BN Area Supplies*


       CORN +37%                  WHEAT -6%               SOYBEANS +46%



                             [GRAPH APPEARS HERE]




                                              *USDA Forecasts - Millions Bushels


LOGO   BURLINGTON
       NORTHERN
       INC.

                           AGRICULTURAL COMMODITIES
                                    Outlook



                . 4th Quarter - Significant Improvement Over 1993

                . Record U.S. Corn and Soybean Production

                . China Corn Production Down - Korea to Return to U.S. Market

                . Continued Strong Wheat Movements

                . Covered Hopper Fleet Over 31,000 Cars



LOGO   BURLINGTON
       NORTHERN
       INC.

                             OTHER BUSINESS UNITS
                                 Third Quarter



                                        Vehicles and Machinery +4.4%
                                        ----------------------------
                                          . Strong Automotive Demand
                                          . New Toyota Contract

                                        Chemical +2.0%
           [GRAPH APPEARS HERE]         --------------
                                          . Fertilizer Shipments Strong
                                          . Market Share Gains in Houston
                                          . Diversion of SOO Line Traffic

                                        Forest Products +3.2%
                                        ---------------------
                                          . Weakness in Pulp Mill Markets
                                          . Robust Lumber Markets


LOGO   BURLINGTON
       NORTHERN
       INC.

                             OTHER BUSINESS UNITS
                                 Third Quarter



                            Minerals Processors +5.6%
                            -------------------------
                              . Continuing to Expand Domestic Markets

                            Metals +4.5%
 [GRAPH APPEARS HERE]       --------------
                              . Reopening of National Steel's Keewatin Mine . Strength in Nucor Traffic

                            Consumer Products +1.5%
                            -----------------------
                              . Strong Washington Potato Movements
                              . Increased Corn Syrup Traffic

LOGO   BURLINGTON
       NORTHERN
       INC.

                            BUSINESS UNITS SUMMARY


                . Third Quarter Strong

                . Fourth Quarter Outlook Better

                . 1995 Best Yet


LOGO   BURLINGTON
       NORTHERN
       INC.

                              NETWORK OPERATIONS

                                Don Henderson

LOGO   BURLINGTON
       NORTHERN
       INC.

                          COAL TRAINS LOADED PER DAY

                             [GRAPH APPEARS HERE]


LOGO   BURLINGTON
       NORTHERN
       INC.

                                  COAL TRAINS

                  Third Quarter 1994 Average Daily Loadings

                             [GRAPH APPEARS HERE]

LOGO   BURLINGTON
       NORTHERN
       INC.

                           INCREASING CAPACITY BY...


                .  Fine Tuning Maintenance Schedule

                .  Adding Track Capacity

                .  Accelerating Hiring and Training

                .  Adding Locomotives


LOGO   BURLINGTON
       NORTHERN
       INC.

                              [MAP APPEARS HERE]

                              HIRING AND TRAINING

                             [GRAPH APPEARS HERE]


LOGO   BURLINGTON
       NORTHERN
       INC.

                                  INTREMODAL
                         Base Business - Third Quarter
                               (Thousand Units)

                                       1994            1993
                                       ----            ----

Actual Intermodal Units                 227             248     +12%

Flood Recovery                                            3

Texas Units                                             (40%)
                                      -----           -------

    Base Business                       227             211     +31%


LOGO   BURLINGTON
       NORTHERN
       INC.

                              SD70MAC LOCOMOTIVE
                                 DELIVERY PLAN



                             [GRAPH APPEARS HERE]



LOGO   BURLINGTON
       NORTHERN
       INC.

                          MERCHANDISE AND INTERMODAL
                          1994 Operating Efficiencies



                             [GRAPH APPEARS HERE]



LOGO   BURLINGTON
       NORTHERN
       INC.

                              SAFETY IMPROVEMENTS
                                 Third Quarter



                             [GRAPH APPEARS HERE]



LOGO   BURLINGTON
       NORTHERN
       INC.

                                CHAIRMAN & CEO
                                Jerry Grinstein





LOGO   BURLINGTON
       NORTHERN
       INC.

                            BN & SANTA FE NETWORKS




                              [MAP APPEARS HERE]





LOGO   BURLINGTON
       NORTHERN
       INC.

                         BURLINGTON NORTHERN/SANTA FE
                                MERGER BENEFITS
                           Diversified Traffic Base
                                 ($ Millions)



                             [GRAPH APPEARS HERE]



                                           1993 Combined Freight Revenues $7,108


LOGO   BURLINGTON
       NORTHERN
       INC.

                         BURLINGTON NORTHERN/SANTA FE
                                MERGER BENEFITS


                         . Broad Geographic Coverage

                         . Extensive Single Line Service

                         . Diversified Traffic Base

                         . Revenue Growth

                         . Operating Synergies

                         . Overhead Reduction

                         . Financial Strength



LOGO   BURLINGTON
       NORTHERN
       INC.

                         BURLINGTON NORTHERN/SANTE FE
                                    MERGER
                              Summary of Benefits
                                 ($ Millions)


Annual Benefits                 Year One    Year Two    Year Three   Normal Year
- ---------------                 --------    --------    ----------   -----------
Increased Revenues               $183.9      $260.5       $291.2       $306.5

Less:  Costs of Handling          119.6       169.5        189.4        199.4
                                 ------      ------       ------       ------
                                 $ 64.3      $ 90.1       $101.8       $107.1

Operating Benefits               $271.8      $385.1       $430.3       $453.0
                                 ------      ------       ------       ------
    Total Annual Benefits        $336.1      $476.1       $532.1       $560.1
                                 ======      ======       ======       ======

One-Time Costs
- --------------

Separation/Relocation/Training   $211.6      $ 42.3       $ 28.2          -

Net Capital Expenditures         $ 63.4         -            -            -


LOGO   BURLINGTON
       NORTHERN                              Source: ICC Merger Case
       INC.

                         BURLINGTON NORTHERN/SANTA FE
                                    MERGER
                      Summary of Benefits to Shareholders


                .  Likely ICC Approval

                      .  Pro-Competitive

                      .  Shipper Support

                      .  Labor Impact

                .  Synergies of $560 Million

                .  Significant Growth Prospects

                .  Strong Financial Performance

                .  Enhanced Shareholder Value


LOGO   BURLINGTON
       NORTHERN
       INC.

                                 BN-SF MERGER

    Regulatory Process                                          Estimated Timing
    ------------------                                          ----------------

Prefiling Notice to ICC                                             July 8, 1994

Preliminary Proxy/S-4 to SEC                                         August 1994

S-4 Declared Effective by SEC                                       October 1994

Joint Proxy to Shareholders                                     October 13, 1994

Application to Merge to ICC                                     October 13, 1994

Shareholders Vote on Merger                                    November 18, 1994

Earliest ICC Approval (Per Adopted Schedule)                          March 1996

Latest ICC Approval                                                     May 1997


LOGO   BURLINGTON
       NORTHERN
       INC.

                          UP/CNW & SANTA FE NETWORKS

                              [MAP APPEARS HERE]


LOGO   BURLINGTON
       NORTHERN
       INC.

                         BURLINGTON NORTHERN/SANTA FE
                                    MERGER
                            ICC Pro Forma Earnings
                                 ($ Millions)

                    Base Year  Pro Forma   Pro Forma   Pro Forma   Pro Forma
                     (1993)    Year One    Year Two   Year Three  Normal Year
                     ------    --------    --------   ----------  -----------

Operating Income      $979      $1,102      $1,411       $1,481     $1,538

Net Income            $438*     $  513      $  707       $  763     $  814



*Excludes Gain from Santa Fe California Line Sales and Retroactive Impact of 1% Increase in Federal Income Tax Rate.

Source: ICC Merger Case

LOGO   BURLINGTON
       NORTHERN
       INC.

                                            Contact:  Jeff Michell
                                                      777 Main Street-Suite 3200
                                                      Fort Worth, Texas 76102
                                                      (817) 333-1649

            BURLINGTON NORTHERN INC. REPORTS THIRD QUARTER EARNINGS
                    ALMOST FIVE TIMES HIGHER THAN LAST YEAR

        FORT WORTH, Texas, October 20, 1994 - Burlington Northern Inc. (BNI) today reported net income of $115 million, or $1.22 per common share (primary) or $1.18 per common share (fully diluted), on revenues of $1.249 billion for the third quarter of 1994 ended September 30. This is a $91 million increase over the 1993 third quarter net income of $24 million, or $.21 per common share (primary and fully diluted), earned on revenues of $1.141 billion.

        "The third quarter of 1994 was our largest revenue and operating profit quarter ever, with each of our business units showing strong revenue increases over the third quarter of 1993. Coal, Intermodal, and Grain and led the way with quarterly revenue increases of 14, 11 and 10 percent, respectively. In fact, Coal set new records for daily, weekly, and monthly carloadings during the quarter," said Chairman and Chief Executive Officer Gerald Grinstein. "Demand for our service has never been stronger, and we are quite optimistic about our revenue and profit growth opportunities for the balance of this year and into 1995," he added.

        Operating income in the third quarter of 1994 was $229 million, 89 percent higher than in the same quarter of 1993.

        Third quarter 1993 results were adversely affected by last summer's severe flooding in BNI's service territory, which reduced revenue by an estimated $44 million and caused additional operating costs of $35 million. These two items reduced third quarter 1993 net income by an estimated $49 million, or $.55 per common share (primary). A non-cash charge of $26 million, or $.29 per common share (primary), to reflect the effects of a higher corporate tax rate on the balance of deferred income taxes at year-end 1992 was also recorded in the third quarter of 1993.

        For the first nine months of 1994, BNI reported net income of $284 million, or $2.97 per common share (primary) or $2.92 per common share (fully diluted), excluding an after-tax charge of $10 million, or $.11 per common share (primary and fully diluted), in the first quarter for the cumulative effect of a change in the method of accounting for postemployment benefits. Net income reported for the first nine months of 1993 was $178 million, or $1.81 per common share (primary) or $1.80 per common share (fully diluted). In addition to the impact of flooding and the tax increase in the third quarter, 1993 results were reduced by $7 to $10 million, or approximately $.06 per common share (primary), due to flood-related expenses during the second quarter.

        Headquartered in Fort Worth, Texas, BNI is the parent of Burlington Northern Railroad, the longest rail system in terms of miles of road and second main track, in North America, with operations in 25 states and two Canadian provinces. Its principal sources of revenue are the transportation of coal, grain, intermodal containers, and a wide variety of industrial, consumer, automotive and forest products.

        Condensed consolidated financial statements follow.

                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES
                  (Dollars In Millions, Except Per Share Data)
                                  (UNAUDITED)

                                        Three Months Ended   Nine Months Ended
                                           September 30,       September 30,
                                        -------------------- ------------------
                                          1994       1993      1994      1993
                                        ---------  --------- --------  --------
Revenues...............................    $1,249     $1,141   $3,651    $3,453
Costs and expenses.....................     1,020      1,020    3,062     3,016
                                        ---------  --------- --------  --------
Operating income.......................       229        121      589       437
Interest expense.......................        40         38      118       107
Other income (expense), net............        (1)         2       (7)        2
                                        ---------  --------- --------  --------
Income before income taxes and
 cumulative effect of change in
 accounting method.....................       188         85      464       332
Income tax expense.....................        73         61      180       154
                                        ---------  --------- --------  --------
Income before cumulative effect of
 change in accounting method...........       115         24      284       178
Cumulative effect of change in
 accounting method, net of tax.........       --         --       (10)      --
                                        ---------  --------- --------  --------
Net income............................. $     115  $      24 $    274  $    178
                                        ---------  --------- --------  --------
Primary earnings (loss) per common
 share:
  Income before cumulative effect of
   change in accounting method......... $    1.22  $     .21 $   2.97  $   1.81
  Cumulative effect of change in
   accounting method...................       --         --      (.11)      --
                                        ---------  --------- --------  --------
Primary earnings per common share...... $    1.22  $     .21 $   2.86  $   1.81
                                        ---------  --------- --------  --------
Shares used in computation (in
 thousands)............................    90,167     89,950   90,230    89,582
Fully diluted earnings (loss) per
 common share:
  Income before cumulative effect of
   change in accounting method......... $    1.18  $     .21 $   2.92  $   1.80
  Cumulative effect of change in
   accounting method...................       --         --      (.11)      --
                                        ---------  --------- --------  --------
Fully diluted earnings per common
 share................................. $    1.18  $     .21 $   2.81  $   1.80
                                        ---------  --------- --------  --------
Shares used in computation (in
 thousands)............................    97,507     89,851   97,571    89,651
Dividends declared per common share.... $     .30  $     .30 $    .90  $    .90

                     CONSOLIDATED CONDENSED BALANCE SHEETS
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES
                             (Dollars In Millions)
                                  (UNAUDITED)

                                                                            September 30,     December 31,
                                                                                 1994             1993
                                                                            -------------     ------------
ASSETS

Current assets  ..............................................                  $1,052           $  891
Property and equipment, net  .................................                   6,203            5,909
Other assets  ................................................                     281              245
                                                                                ------           ------

        Total assets  ........................................                  $7,536           $7,045
                                                                                ------           ------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Commercial paper  .......................................                  $   70           $   26
     Current portion of long-term debt .......................                      33              185
     Other  ..................................................                   1,445            1,318
                                                                                ------           ------

        Total current liabilities  ...........................                   1,548            1,529

Long-term debt  ..............................................                   1,688            1,526

Other liabilities  ...........................................                   2,184            2,071

Stockholders' equity  ........................................                   2,116            1,919
                                                                                ------           ------

        Total liabilities and stockholders' equity  ...........                 $7,536           $7,045
                                                                                ------           ------

                  REVENUES AND TRAFFIC VOLUME BY BUSINESS UNIT
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES
                     THIRD QUARTER ENDED SEPTEMBER 30, 1994
       (% Change as Compared With Third Quarter Ended September 30, 1993)

                                                               Revenues
 BUSINESS UNIT                   %         Revenue      %     per Revenue   %                       %     Revenues   %
                   Revenues    Change     Ton Miles   Change   Ton Mile   Change    Carloadings   Change  Per Car  Change
                 ------------- ------   ------------- ------  ----------- ------   -------------- ------  -------- ------
                 (in Millions)          (in Millions)         (in Cents)           (in Thousands)
Coal                $  418      13.9%      36,051      20.4%     1.16      (5.7)%        409       16.9%   $1,022   (2.6)%
Agricultural
 Commodities           202      10.4%       8,368      (3.2)%    2.41      13.7%         113       10.8%    1,788    (.3)%
Intermodal             206      11.4%       6,806      11.9%     3.03      (0.3)%        277       11.7%      744    (.3)%
Forest Products        128       6.7%       5,341      11.0%     2.40      (3.6)%         73        5.8%    1,753     .8%
Chemicals              102       3.0%       3,740       3.5%     2.73      (0.4)%         75       21.0%    1,360  (14.8)%
Consumer
 Products               66       6.5%       2,446       8.2%     2.70      (1.5)%         37        8.8%    1,784   (2.2)%
Minerals
 Processors             57       5.6%       2,304       3.5%     2.47       2.1%          54        3.8%    1,056    1.7%
Iron & Steel            43       2.4%       2,027      (1.0)%    2.12       3.4%          57       16.3%      754  (12.0)%
Vehicles &
 Machinery              47       4.4%         650      16.3%     7.23     (10.2)%         32        6.7%    1,469   (2.1)%
Aluminum,
 Nonferrous
 Metals & Ores          26       8.3%         971       6.0%     2.68       2.3%          16       (5.9)%   1,625   15.1%
Shortlines and
 other                 (46)    (15.0)%     (2,270)     12.0%      --        --           --         --        --     --
                    ------                 ------                                      -----
Total               $1,249       9.5%      68,434      13.5%     1.88      (3.6)%      1,143       12.8%
                    ------                 ------                                      -----

                  REVENUES AND TRAFFIC VOLUME BY BUSINESS UNIT
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES
                      NINE MONTHS ENDED SEPTEMBER 30, 1994
        (% Change as Compared With Nine Months Ended September 30, 1993)

                                                                 Revenues
  BUSINESS UNIT                    %        Revenue      %      per Revenue   %                      %     Revenues   %
                     Revenues    Change    Ton Miles   Change    Ton Mile   Change   Carloadings   Change  Per Car  Change
                   ------------- ------  ------------- ------   ----------- ------  -------------- ------  -------- ------
                   (in Millions)         (in Millions)          (in Cents)          (in Thousands)
Coal                  $1,253      11.8%     103,583     16.4%      1.21      (4.0)%     1,205       12.7%  $ 1,040    (.9)%
Agricultural
 Commodities             556      (1.2)%     22,664    (13.3)%     2.45      14.0%        304       (2.3)%   1,829    1.0%
Intermodal               556       2.6%      18,487      4.9%      3.01      (2.3)%       744        (.7)%     747    3.2%
Forest Products          376       4.2%      15,704      6.7%      2.39      (2.4)%       215        3.4%    1,749     .7%
Chemicals                308       1.3%      11,086       .4%      2.78       1.1%        217       13.0%    1,419  (10.4)%
Consumer Products        195       3.7%       6,955      5.2%      2.80      (1.4)%       108        1.9%    1,806    1.8%
Minerals
 Processors              155       6.2%       6,271      4.9%      2.47       1.2%        142        6.0%    1,092     .2%
Iron & Steel             127      (1.6)%      6,021     (1.2)%     2.11       (.5)%       165       (2.4)%     770     .9%
Vehicles &
 Machinery               144       3.6%       1,943      9.0%      7.41      (5.0)%       101       13.5%    1,426   (8.7)%
Aluminum,
 Nonferrous
 Metals & Ores            77       -- %       2,912     (1.7)%     2.64       1.5%         49       (3.9)%   1,571    4.0%
Shortlines and
 other                   (96)     17.9%      (6,547)    18.7%       --        --          --         --        --     --
                      ------                -------                                     -----
Total                 $3,651       5.7%     189,079      8.7%      1.93      (3.0)%     3,250        5.6%
                      ------                -------                                     -----

                              OPERATING EXPENSES
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES
                THIRD QUARTER ENDED SEPTEMBER 30, 1994 AND 1993
                             (Dollars in Millions)

                                                    PERCENTAGE OF REVENUE
                                                    ---------------------
                                  1994   1993           1994    1993
                                  ----   ----           ----    ----

Compensation and benefits       $ 437   $ 429           35.0    37.6

Fuel                               95      83            7.6     7.3

Materials                          70      73            5.6     6.4

Equipment rents                    97     100            7.8     8.8

Purchased services                120     120            9.6    10.5

Depreciation                       91      89            7.3     7.8

Other                             110     126            8.8    11.0
                                -----   -----           ----   -----

Total                          $1,020  $1,020           81.7    89.4
                               ======  ======           ====    ====

                              OPERATING EXPENSES
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES
                 NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                             (Dollars in Millions)

                                                    PERCENTAGE OF REVENUE
                                                    ---------------------
                                  1994   1993           1994    1993
                                  ----   ----           ----    ----

Compensation and benefits      $1,310  $1,286           35.9    37.2

Fuel                              267     260            7.3     7.5

Materials                         225     227            6.2     6.6

Equipment rents                   314     288            8.6     8.3

Purchased services                352     342            9.6     9.9

Depreciation                      267     261            7.3     7.6

Other                             327     352            9.0    10.2
                                -----   -----           ----   -----

Total                          $3,062  $3,016           83.9    87.3
                               ======  ======           ====    ====


                              SELECTED STATISTICS
                   BURLINGTON NORTHERN INC. and SUBSIDIARIES

                              1994 QUARTERS       1993 QUARTERS    TOTAL YEAR
                         ----------------------- --------------- ---------------
                          First  Second   Third   Third  Fourth   1993    1992
                         ------- ------- ------- ------- ------- ------- -------
EMPLOYEES
  Average during period   29,371  30,595  31,443  30,398  30,318  30,502  31,204
  Compensation and
   benefits/revenue
   (percent)                36.9    35.7    35.0    37.6    33.9    36.4    36.9
  RTM/employee
   (thousands)             2,060   2,031   2,113   1,925   2,093   7,781   7,461
  Revenue/employee
   (dollars in
   thousands)                 41      39      40      38      41     154     148
                         ------- ------- ------- ------- ------- ------- -------

TRANSPORTATION
  Carloadings
   (thousands)             1,052   1,055   1,143   1,013   1,097   4,175   4,178
  Freight revenue per
   car                     1,123   1,101   1,066   1,101   1,110   1,099   1,080
  Average length of haul
   (miles)                   779     784     790     794     785     778     764
  Gross ton miles        104,064 106,475 112,703 100,971 108,555 409,808 400,917
  Operating expense/GTM
   (cents)                  0.99    0.95    0.91    1.01    0.94    0.99    1.01
  Diesel fuel gallons
   used (millions)           150     154     159     143     157     588     560
  Average fuel price
   (cent gal.)              55.5    57.6    59.5    57.7    64.6    61.5    62.2
                         ------- ------- ------- ------- ------- ------- -------

WAY & STRUCTURE PROGRAM
  Rail (miles)                28     247     223     198     118     587     645
  Surface correction
   (miles)                   274   3,123   3,170   3,012   1,402   8,418   7,730
  Ties installed
   (thousands)                54     576     579     597     221   1,919   1,976
                         ------- ------- ------- ------- ------- ------- -------

EQUIPMENT
  Percent of freight car
   fleet awaiting repair     3.5     3.2     3.1     3.6     3.1     3.3     4.1
  Locomotive mean time
   between failure
   (days)                   59.9    82.0    75.4    71.6    74.4    67.9    71.0
                         ------- ------- ------- ------- ------- ------- -------

                              THIRD QUARTER 1993
                                 FLOOD IMPACTS


LOGO   BURLINGTON
       NORTHERN
       INC.

                                    REVENUES
                                 Third Quarter
                                  ($ Millions)

                                                          % Change
                                 Flood  Adjusted          Adjusted
                          1993   Impact   1993   1992   1993 vs. 1992
                          -----  ------ -------- -----  -------------
Coal                        367   (35)     402     392        2.6
Agricultural Commodities    183     2      181     170        6.5
Intermodal                  185    (3)     188     185        1.6
Vehicles & Machinery         45     0       45      41        9.8
Forest Products             120    (4)     124     118        5.1
Chemicals                    99    (1)     100      97        3.1
Consumer Products            62    (3)      65      63        3.2
Minerals Processors          54     0       54      49       10.2
Iron & Steel                 42     0       42      47      (10.6)
Aluminum Producers           24     0       24      28      (14.3)
                          -----   ---    -----   -----      -----
Business Unit Total       1,181   (44)   1,225   1,190        2.9
Shortlines and Other        (40)    0      (40)    (32)      25.0
                          -----   ---    -----   -----      -----
Total Revenues            1,141   (44)   1,185   1,158        2.3

LOGO   BURLINGTON
       NORTHERN
       INC.

                               OPERATING EXPENSES
                                 Third Quarter
                                  ($ Millions)

                                  Flood  Adjusted
                            1993  Impact   1993    1992
                           ------ ------ -------- ------
Compensation and Benefits  $  429  $ (4)   $425   $  423
Fuel                           83    (2)     81       92
Material                       73    (4)     69       68
Equipment Rents               100   (10)     90       94
Purchased Services            120    (5)    115      128
Depreciation                   89     1      90       82
Other                         126   (11)    115      124
                           ------  ----    ----   ------
Total Operating Expenses   $1,020  $(35)   $985   $1,011
                           ======  ====    ====   ======

LOGO   BURLINGTON
       NORTHERN
       INC.

                               REVENUE TON MILES
                                 Third Quarter
                                   (Millions)

                                                              % Change
                                   Flood   Adjusted           Adjusted
                           1993   Impact     1993    1992   1993 vs. 1992
                          ------  -------  -------- ------  -------------
Coal                      29,941   (2,789)  32,730  30,784        6.3
Agricultural Commodities   8,642      243    8,399   7,853        7.0
Intermodal                 6,083      (75)   6,158   5,812        6.0
Vehicles & Machinery         568        0      568     534        6.4
Forest Products            4,810     (186)   4,996   5,050       (1.1)
Chemicals                  3,605      (17)   3,622   3,503        3.4
Consumer Products          2,262      (87)   2,349   2,271        3.4
Minerals Processors        2,225       (4)   2,229   2,008       11.0
Iron & Steel               2,044       (4)   2,048   2,106       (2.8)
Aluminum Producers           918       (4)     922   1,049      (12.1)
                          ------  -------   ------  ------      -----
Business Unit Total       61,098   (2,923)  64,021  60,970        5.0
Shortlines and Other      (2,580)       0   (2,580) (2,320)      11.2
                          ------  -------   ------  ------      -----
Total Revenue Ton Miles   58,518   (2,923)  61,441  58,650        4.8

LOGO   BURLINGTON
       NORTHERN
       INC.

                                     UNITS
                                 Third Quarter
                                  (Thousands)

                                                              % Change
                                   Flood   Adjusted           Adjusted
                           1993   Impact     1993    1992   1993 vs. 1992
                          ------  -------  -------- ------  -------------
Coal                         350      (34)     384     376        2.l
Agricultural Commodities     102        3       99     104       (4.8)
Intermodal                   248       (3)     251     265       (5.3)
Vehicles & Machinery          30        0       30      25       20.0
Forest Products               69       (2)      71      71        0.0
Chemicals                     62       (1)      63      61        3.3
Consumer Products             35       (1)      36      37       (2.7)
Minerals Processors           51        0       51      49        4.1
Iron & Steel                  49        0       49      62      (21.0)
Aluminum Producers            17        0       17      18       (5.6)
                          ------  -------   ------  ------      -----
Business Unit Total        1,013      (38)   1,051   1,068       (1.6)

LOGO   BURLINGTON
       NORTHERN
       INC.

                       Description of Graphic Materials
                       --------------------------------

          On page 2 there appears a bar graph under the heading "Earnings Per Share Third Quarter ($ Millions)". The graph shows (A) primary earnings per share for the third quarter of (i) 1993 of $1.05, broken down as follows: $.21 (as reported); Floods, $.55 (as adjusted); Tax, $.29 (as adjusted) and (ii) 1994 of $1.22 (as reported) and (B) fully-diluted earnings per share for the third quarter of (i) 1993 of $1.03 (as adjusted); and (ii) 1994 of $1.18 (as reported).

          On page 7 there appears a bar graph under the heading "Debt-Equity Ratio ($ Millions)". The graph shows (i) debt of 2,835, equity of 918, ratio of
3.1 to 1, or 76/24% at 12/88; (ii) debt of 2,333, equity of 1,080, ratio of 2.2 to 1, or 68/32% at 12/89; (iii) debt of 2,133, equity of 1,241, ratio of 1.7 to 1, or 63/37% at 12/90; (iv) debt of 1,982, equity of 1,202, ratio of 1.6 to 1, or 62/38% at 12/91; (v) debt of 1,567, equity of 1,728, ratio of .9 to 1, or 48/52% at 12/92; (vi) debt of 1,737, equity of 1,919, ratio of .9 to 1, or
48/52% at 12/93; and (vii) debt of 1,791, equity of 2,116, ratio of .8 to 1, or 46/54% at 9/94.

          On page 8 there appears a pie chart under the heading "Revenues By Business Segment Third Quarter ($ Millions)." The chart shows nine proportionate sections as follows: "Coal, $418, +4.0%"; "Intermodal, $206 at +9.6%"; "Agricultural, $202, +11.6%, "Vehicles & Machinery, $47, +4.4%"; "Forest Products, $128, +3.2%"; "Chemicals, $102, +2.0%"; Consumer Products, $66, +1.5%;
"Metals, $69, +4.5%"; and "Minerals, $57, +5.6%". The two pie section entitled "Coal" and "Intermodal" are set apart from the other seven sections.

          On page 9 there appears a pie chart under the heading "Coal Third Quarter". The chart shows one section set apart and marked "32%". The other pie sections are segmented in a similar manner as the pie chart that appears on page 8.

          On page 10 there appears two bar graphs under the heading "Competitive Advantage of PRB Coal." One bar graph is entitled "Costs per Megawatt Hour" and shows Coal at $19.79, Nuclear at $21.61, Gas at $30.71, and Oil at $35.10. The other bar graph is entitled "Delivered Price per Million BTU of Coal" and shows Appalachian at $1.56, Interior at $1.40, and Western at $1.29.

          On page 12 there appears a pie chart under the heading "Intermodal Third Quarter". The chart shows one section set apart and marked "16%". The other pie sections are segmented in a similar manner as the pie chart that appears on page 8.

          On page 14 there appears a pie chart under the heading "Burlington Northern Inc. Agricultural Commodities Third Quarter". The chart shows one section set apart and marked "16%". The other pie sections are segmented in the same manner as the pie chart that appears on page 8.

          On page 15 there appear three bar graphs under the heading "Agricultural Commodities BN Area Supplies".* The first graph is entitled "Corn +37%" and shows 1,837 million bushels in 1993, 2,516 million bushels in 1994 and a 19% increase in Total U.S. Production. The second graph is entitled "Wheat -6%" and shows 1,719 million bushels in 1993, 1,623 million bushels in 1994 and no change in Total U.S. Production. The third graph is entitled "Soybeans +46%" and shows 320 million bushels in 1993, 468 million bushels in 1994 and a 17% increase in Total U.S. Production.

          On page 17 there appears a pie chart with the heading "Other Business Units Third Quarter". The chart shows six sections collectively set apart from the remaining three sections and the six sections are collectively marked "36%". The pie sections are segmented in the same manner as the pie chart that appears on page 8.

          On page 18 there appears a pie chart under the heading "Other Business Units Third Quarter". The chart is exactly identical to the chart that appears on page 17.

          On page 20 there appears a line graph under the heading "Coal Trains Loaded Per Day". The horizontal axis of the graph shows monthly intervals from January to December, and the vertical axis of the graph shows a range of 32 to 44, with tick marks for each 0.5 interval. The data points depicted by the line graph at the midpoint of each month are as follows:

            1993          1994
            ----          ----
          Jan  38.0       40.5
          Feb  39.0       41.2
          Mar  39.2       41.2
          Apr  39.2       39.0
          May  37.5       41.5
          Jun  38.5       39.5
          Jul  34.2       39.0
          Aug  34.2       43.0
          Sep  39.2       40.5
          Oct  41.0
          Nov  42.0
          Dec  42.2

          On page 21 there appears a line graph under the heading "Coal Trains Third Quarter 1994 Average Daily Loadings". The horizontal axis shows weekly intervals beginning at July 8 and ending at September 30. The vertical axis shows whole number intervals ranging from 37 to 45, with tick marks for each .2 interval. The graph is overlaid with lines showing that the Maintenance Moratorium lasted from July 18 to September 19, the Seneca Derailment lasted from September 4 to the end of the Third Quarter, and the Gillette Derailment lasted from September 7 to approximately September 11. The data points depicted by the graph are as follows:

            week of July  8             39.6
                         15             39.4
                         22             37.8
                         29             38.8
                     Aug  5             40.4
                         12             42.0
                         19             42.8
                         26             44.0
                    Sept  2             43.6
                          9             41.6
                         16             40.2
                         23             40.0
                         30             41.0

          On page 23 there appears a map captioned "Powder River Basin" showing the juncture of South Dakota, Nebraska and Wyoming overlaid with certain Burlington Northern track routes. Burlington Northern track appears as a thick solid line, Joint track appears as a thin solid line, Double track appears as a broken double line, and Track in Progress appears as a broken single line. The map identifies the following cities served: Donkey Creek, Bill and Bridger Junction, Wyoming; Northport and Alliance, Nebraska; and Edgemont, South Dakota. The southernmost section of the Donkey - Bill route is labeled "Open Nov. 4, 1994"; the mid section of the Bill- Bridger Junction route is labeled "Open Dec. 31, 1994"; the southernmost sections of the Alliance - Edgemont route are labeled "Open Jan. 10, 1995" and "Open Jan. 17, 1995".

          On page 24 there appears a bar graph under the heading "Hiring and Training". The graph shows the number of (i) "Engineers" at 92, 101, 105, 121, 165, 220, 185 and 130, and (ii) "Trainmen" at 276, 142, 220, 406, 400, 400, 300
and 200, for the first, second, third and fourth quarters of 1994 and the first, second, third and fourth quarters of 1995, respectively.

          On page 25 there appears a bar graph under the heading "SD7OMAC Locomotive Delivery Plan". The graph shows 47, 39, 39, 39 and 13 for the fourth quarter of 1994 and the first, second, third and fourth quarters of 1995, respectively.

          On page 26 there appears a line graph under the heading "Merchandise and Intermodal 1994 Operating Efficiencies". The horizontal axis shows monthly intervals from January to September 1994. The left vertical axis shows "Train Miles" in intervals of 5,000 ranging from 140,000 to 160,000, with tick marks at each 1,000 interval. The right vertical axis shows "Cars/Train" in whole number intervals ranging from 53 to 60, with tick marks at each 0.2 interval. The data points depicted by the graphs are as follows:

                           Train Miles          Car/Train

          Jan                141,500               57.6
          Feb                150,000               56.0
          Mar                155,000               58.8
          Apr                152,000               56.6
          May                156,000               54.8
          Jun                151,000               54.0
          Jul                151,000               54.0
          Aug                152,500               58.6
          Sep                155,000               59.4

          On page 27 there appear two bar graphs under the heading "Safety Improvements Third Quarter". The bar graph captioned "Injury Frequency (Per 200,000 Man Hours)" shows 13.30 in 1992, 6.38 in 1993 and 3.75 in 1994. The bar graph captioned "Lost Day Cases" shows 719 in 1992, 265 in 1993 and 143 in 1994.

          On page 28 there appears a map under the heading "BN and Santa Fe Networks" of the 48 contiguous United States overlaid with the routes of the Burlington Northern and the Santa Fe Railroad. Burlington Northern track is depicted as light-toned lines and Santa Fe track is depicted as dark-toned lines. The map identifies the following cities on the routes: Chicago, St. Louis, Minneapolis/St. Paul, Duluth, Kansas City, Omaha, Winnipeg, Fargo, Topeka, Dallas/Ft. Worth, Houston, Tulsa, Gillette, Denver, Albuquerque, El Paso, Billings, Phoenix, San Diego, Los Angeles, San Francisco, Portland, Seattle and Vancouver.

          On page 29 there appears a pie chart under the heading "Burlington Northern/Santa Fe Merger Benefits Diversified Traffic Base ($ Millions)." The chart shows seven proportionate sections as follows: "Coal, $1,752, 25%"; Intermodal, $1,707, 24%"; "Agricultural, $1,029, 14%"; "Chemicals, $677, 10%";
Forest, $591, 8%"; "Automotive, $379, 5%", and "Other, $973, 14%".

          On page 34 there appears a map under the heading "UP/CNW & Santa Fe Networks" of the 48 contiguous United States overlaid with the routes of the Union Pacific, CNW and Santa Fe Railroad. Union Pacific and CNW track are depicted by light-toned lines, and Santa Fe track is depicted by dark-toned lines. The map identifies the following cities on the routes: Chicago, Minneapolis/St. Paul, Denver, Topeka, Tulsa, Gillette, San Antonio, El Paso, Albuquerque, New Orleans, Phoenix, Salt Lake City, Las Vegas, San Diego, Los Angeles, San Francisco, Portland and Seattle.


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* USDA Forecasts -- million bushels.